UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

     RESPONSE GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33509	11-3525548
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1640 Marengo St., 6th Floor

Los Angeles, California 90033

(323) 224-3900

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 12, 2013, the Company issued a press release announcing its intent to offer and sell registered shares of its common stock in an underwritten public offering pursuant to an effective registration statement on Form S-3 (File No. 333-171266) filed by the Company with the Securities and Exchange Commission on December 17, 2010, as amended, and a related prospectus supplement and accompanying prospectus forming a part of such registration statement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit Number	Document Description

99.1	Press Release, dated December 12, 2013, announcing an underwritten public offering of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPONSE GENETICS, INC.

Date: December 12, 2013	By:	/s/ Adanech Getachew
Name: Adanech Getachew
Title: General Counsel